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Exhibit 32.1

Certification of Chief Executive Officer and Interim Chief Financial Officer

Pursuant to
18 U.S. C. Section 1350
as adopted pursuant to
Section 906 of The Sarbanes-Oxley Act of 2002

        The undersigned, the President and Chief Executive Officer of Western Asset Mortgage Capital Corporation (the "Company"), hereby certifies on the date hereof, pursuant to 18 U.S.C. 1350(a), as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K for the period ended December 31, 2015 (the "Form 10-K"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 11, 2016	By:	/s/ GAVIN L. JAMES
		Name:	Gavin L. James
		Title:	President and Chief Executive Officer

        The undersigned, the Chief Financial Officer (principal financial officer and principal accounting officer) of Western Asset Mortgage Capital Corporation (the "Company"), hereby certifies on the date hereof, pursuant to 18 U.S.C. 1350(a), as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K for the period ended December 31, 2015 (the "Form 10-K"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 11, 2016	By:	/s/ LISA MEYER
		Name:	Lisa Meyer
		Title:	Interim Chief Financial Officer

        A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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  Exhibit 32.1
Certification of Chief Executive Officer and Interim Chief Financial Officer
Pursuant to 18 U.S. C. Section 1350 as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002